UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2024

Information Services Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33287	20-5261587
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

2187 Atlantic Street

Stamford, CT 06902

(Address of principal executive offices)

(203) 517-3100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Common Stock, $0.001 par value	III	The Nasdaq Stock Market LLC

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 1, 2024, Information Services Group, Inc., a Delaware corporation (“ISG” or the “Company”), through its wholly owned subsidiary ISG Information Services Group Americas, Inc., a Texas corporation (“ISG Americas” or “Seller”), completed the sale of Alsbridge Holdings, Inc., a Delaware corporation (“Alsbridge”), to UST Global Inc, a Delaware corporation (“Buyer”), pursuant to the terms of a share purchase agreement (the “Share Purchase Agreement”) by and among ISG Americas, Buyer and, solely for purposes of Section 10.16 of the Share Purchase Agreement (Guarantee), the Company.

Pursuant to the Share Purchase Agreement, Buyer acquired all of the outstanding common stock of Alsbridge for $27 million in an all-cash transaction (“Purchase Price”). The sale of Alsbridge to Buyer effected the divestiture of the Company’s automation unit (the “Divestiture”). Following the Divestiture, the Company will continue to own and operate the other components of its core digital transformation services business.

Of the Purchase Price, $20 million in cash was paid at closing and $7 million was deposited into a third-party escrow account with Citibank, N.A. $4 million of the escrowed amount will be released within 90 days of closing of the transaction based upon receipt of a consent, delivery of a notice, or entering into a spin-off agreement with a list of customers whose contract requires one of the foregoing actions. The remaining $3 million of the escrowed amount will be released following the end of the first quarter ending March 31, 2025 based upon Alsbridge achieving a revenue target for the period from October 1, 2024 to March 31, 2025.

The Share Purchase Agreement contains customary representations, warranties and covenants for transactions of this size and scope. ISG Americas and Buyer have agreed to indemnify each other for losses arising from certain breaches of the Share Purchase Agreement and for certain other liabilities, subject to limitations set forth in the Share Purchase Agreement. The Buyer has obtained a representations and warranties insurance policy in connection with the Share Purchase Agreement, under which the Buyer may seek coverage for breaches of the Seller’s representations and warranties. The representations, warranties and covenants set forth in the Share Purchase Agreement have been made only for the purposes of the Share Purchase Agreement and solely for the benefit of ISG Americas and Buyer, respectively, and may be subject to limitations agreed upon by such parties. In addition, such representations and warranties were made only as of the dates specified in the Share Purchase Agreement, and information regarding the subject matter thereof may change after the date of the Share Purchase Agreement. The Company has agreed to guarantee the obligations of ISG Americas under the Share Purchase Agreement.

The Company expects to use the net proceeds received in the Divestiture to reduce debt and return capital to shareholders.

The foregoing description of the Share Purchase Agreement and the transactions contemplated thereby, including the Divestiture, does not purport to be complete and is qualified in its entirety by reference to the complete text of the Share Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 7.01. REGULATION FD DISCLOSURE.

On October 1, 2024, the Company issued a press release announcing the Divestiture, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such a filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” which represent the current expectations and beliefs of management of ISG concerning future events and their potential effects. Statements contained herein including words such as “anticipate,” “believe,” “contemplate,” “plan,” “estimate,” “target,” “expect,” “intend,” “will,” “continue,” “should,” “may,” and other similar expressions are “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future results and are subject to certain risks and uncertainties, many of which are beyond the control of ISG, its directors and its management, that could cause actual results to differ materially from those anticipated, including, without limitation: (1) the occurrence of any event, change or other circumstance that could affect ISG’s rights or obligations under the Share Purchase Agreement, (2) risks related to the disruption of management’s attention from ISG’s ongoing business operations due to the Divestiture and ISG’s obligations under the Share Purchase Agreement, (3) risks that the Divestiture may disrupt current plans and operations and any potential difficulties in employee retention as a result and (4) the effect of the announcement of the transaction on ISG’s relationships with its customers and suppliers and on its business generally. Certain of these and other applicable risks, cautionary statements and factors that could cause actual results to differ from ISG’s forward-looking statements are included in ISG’s filings with the U.S. Securities and Exchange Commission. ISG undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)Exhibit.

Exhibit No.	Description
2.1*	Share Purchase Agreement, dated October 1, 2024, by and among ISG Information Services Group Americas, Inc., UST Global Inc and, solely for purposes of Section 10.16 of the Share Purchase Agreement (Guarantee), Information Services Group, Inc.
99.1	Press Release, dated October 1, 2024.
104	Cover Page Interactive Data file - the cover page iXBRL tags are embedded within the inline XBRL document.

* Certain exhibits and schedules to this exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2024	INFORMATION SERVICES GROUP, INC.

	By:	/s/ Michael P. Connors
Michael P. Connors
Chairman and Chief Executive Officer